METROPOLITAN WEST FUNDS

MetWest AlphaTrak 500 Fund

(M Share: MWATX)

MetWest Corporate Bond Fund

(I Share: MWCBX; M Share: MWCSX)

MetWest Sustainable Securitized Fund

(I Share: MWESX; M Share: MWERX)

MetWest Flexible Income Fund

(I Share: MWFEX; M Share: MWFSX)

MetWest Floating Rate Income Fund

(I Share: MWFLX; M Share: MWFRX; Plan Share: MWFPX)

MetWest High Yield Bond Fund

(I Share: MWHIX; M Share: MWHYX)

MetWest Intermediate Bond Fund

(I Share: MWIIX; M Share: MWIMX)

MetWest Investment Grade Credit Fund

(I Share: MWIGX; M Share: MWISX)

MetWest Low Duration Bond Fund

(I Share: MWLIX; M Share: MWLDX; Admin Share: MWLNX)

MetWest Opportunistic High Income Credit Fund

(I Share: MWOPX; M Share: MWORX)

MetWest Strategic Income Fund

(I Share: MWSIX; M Share: MWSTX)

MetWest Total Return Bond Fund

(I Share: MWTIX; I-2 Share: MWTTX; M Share: MWTRX; Admin Share: MWTNX; Plan Share: MWTSX)

MetWest Ultra Short Bond Fund

(I Share: MWUIX; M Share: MWUSX)

MetWest Unconstrained Bond Fund

(I Share: MWCIX; M Share: MWCRX; Plan Share: MWCPX)

Supplement dated March 12, 2024 to the Statement of Additional Information

dated July 29, 2023, as supplemented (the “SAI”)

For current and prospective investors in each fund specified above (each, a “Fund”):

On February 15, 2024, the shareholders of the Funds voted to elect nine trustees, which had the effect of re-electing certain incumbent trustees and of electing certain new trustees. As a result of those elections, the disclosure and information provided in the SAI under the heading “MANAGEMENT” is hereby replaced in its entirety with the following:

MANAGEMENT

BOARD LEADERSHIP STRUCTURE

The operations of the Funds are under the direction of the Board of Trustees. The Board establishes the Funds’ policies and oversees and reviews the management of the Funds. The Board meets regularly (i.e., at least quarterly) to review the investment performance of the Funds and other financial and operational matters, including policies and procedures with respect to compliance with regulatory and other requirements, as well as to review the activities of the

Trust’s officers, who are responsible for the day-to-day operations of the Funds. The Board met five times during the fiscal year ended March 31, 2023.

The Board currently consists of nine Trustees, seven of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Board. In addition, there are two standing committees of the Board to which the Board has delegated certain authority and supervisory responsibilities, and are comprised exclusively of Independent Trustees. Those committees are the Audit Committee and the Nominating and Governance Committee, whose responsibilities and activities are described below.

As part of each regular Board meeting, the Independent Trustees meet separately from the Adviser, and as needed with their independent legal counsel and with the Trust’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Funds have retained the Adviser as the Funds’ investment adviser. Subject to the objectives and policies as the Trustees may determine, the Adviser furnishes a continuing investment program for the Funds, makes investment decisions on their behalf, manages risks that arise from the Funds’ investments and operations, and provides administrative services to each Fund, all pursuant and subject to its investment advisory agreement with the Funds. Employees of the Adviser serve as the Trust’s officers, including the Trust’s President, Treasurer, Secretary and Chief Compliance Officer.

TRUSTEES AND OFFICERS

Detailed information about the Trustees and officers of the Funds, including their names, addresses, ages and principal occupations for the last five years, is set forth in the table below. “Fund Complex” refers to the Funds (consisting of 14 portfolios as of December 31, 2023, TCW Strategic Income Fund, Inc. (“TSI”) (consisting of 1 portfolio as of December 31, 2023), TCW ETF Trust (consisting of 3 portfolios as of December 31, 2023), and TCW Funds, Inc. (consisting of 16 portfolios as of December 31, 2023).

Name and Year of Birth(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
INDEPENDENT TRUSTEES
Patrick C. Haden (1953)	Mr. Haden has served as a trustee of Funds since 2010.	President (since 2003), Wilson Ave. Consulting (business consulting firm).	Auto Club (affiliate of AAA); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund).	34

Martin Luther King III (1957)	Mr. King has served as a trustee of the Funds since 1997.	President and Chief Executive Officer (since 1998), The King Center (non-profit organization). Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund).	33

Name and Year of Birth(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Peter McMillan (1957)	Mr. McMillan has served as a trustee of the Funds since 2009.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); TCW Funds, Inc. (mutual fund); TCW DL VII Financing LLC (private fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund).	34

Victoria B. Rogers (1961)	Ms. Rogers has served as a trustee of the Funds since 2024.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Causeway Capital Management Trust (mutual fund); The Rose Hills Foundation (charitable foundation); Saint John’s Health Center Foundation (charitable foundation); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund).	34

Robert G. Rooney (1957)	Mr. Rooney has served as a trustee of the Funds since 2009.	Founder (since August 2022), RGR Advisors CT, LLC (financial advisory firm); Senior Financial Advisor (August 2020 – March 2021), Chief Financial and Administrative Officer (November 2018 – August 2020), REEF Technology (real estate and technology services company); Chief Financial Officer (January 2018 – November 2018), Citizens Parking Inc. (nationwide automobile parking facilities).	TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund).	33

Name and Year of Birth(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Michael Swell (1966)	Mr. Swell has served as a trustee of the Funds since 2024.	Retired (since 2021); Partner and Managing Director (2007-2021), Goldman Sachs Asset Management (asset management company).	TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); Apollo Realty Income Solutions Inc. (nontraded real estate investment trust).	33

Andrew Tarica (1959) Chairman of the Board	Mr. Tarica has served as a trustee of the Funds since 2002, and Chairman since 2008.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003 –2022), Cowen Prime Services (broker-dealer).	TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company); TCW ETF Trust (exchange–traded fund).	34

Name, Year of Birth and Position(s) with the Funds(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(4)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
INTERESTED TRUSTEES

Megan McClellan (1978)	Ms. McClellan has served as a trustee of the Funds since 2024 and as President and Principal Executive Officer since 2023.	Group Managing Director (since 2023), Adviser, TCW Investment Management Company LLC, The TCW Group, Inc., TCW LLC and TCW Asset Management Company LLC, Managing Director (2013-2023), J.P. Morgan Asset Management.	TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund).	33

Patrick Moore (1964)	Mr. Moore has served as a trustee of the Funds since 2014.	Group Managing Director (since 2000), the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC. Mr. Moore is a member of the CFA Institute.	TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund).	33

Name, Year of Birth and Position(s) with the Funds(1)	Position(s) Held with the Funds	Principal Occupation(s) During Past 5 Years(4)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

OFFICERS OF THE CORPORATION WHO ARE NOT TRUSTEES
Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of the Funds since 2016.	Tax Officer (since 2016), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since 2016), TCW LLC.	N/A	N/A

Drew Bowden (1961) Executive Vice President	Mr. Bowden has served as Executive Vice President of the Funds since 2023.	Executive Vice President, General Counsel and Secretary (since 2023), the Adviser, The TCW Group, Inc., TCW Asset Management Company LLC, TCW Investment Management Company LLC, TCW LLC; Executive Vice President (since 2023), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Chief Operating Officer (2021- 2023) Western Asset Management Company; Executive Vice President and General Counsel (2020- 2021) and Senior Vice President and General Counsel (2015- 2020), Jackson Financial Inc.	N/A	N/A

Gladys Xiques	Ms. Xiques has served as Chief	Chief Compliance Officer	N/A	N/A

Name, Year of Birth and Position(s) with the Funds(1)	Position(s) Held with the Funds	Principal Occupation(s) During Past 5 Years(4)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
(1973) Chief Compliance Officer and AML Officer	Compliance Officer and AML Officer of the Funds since 2021.	and AML Officer (since 2021), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Group Managing Director and Global Chief Compliance Officer (since 2021), TCW LLC, the Adviser, TCW Investment Management Company LLC, and TCW Asset Management Company LLC; Global Chief Compliance Officer (since 2021), The TCW Group, Inc.; Senior Vice President (2015 –020), TCW LLC, the Adviser, TCW Investment Management Company LLC, and TCW Asset Management Company LLC, and TCW Asset Management Company LLC.

Richard M. Villa (1964) Treasurer, Principal Financial Officer, and Principal Accounting Officer	Mr. Villa has served as Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2021.	Executive Vice President, Chief Financial Officer and Assistant Secretary (since 2016), TCW LLC and (since 2008), the Adviser, TCW Investment Management Company LLC, The TCW Group, Inc., and TCW Asset Management Company LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since 2014), TCW Strategic Income Fund, Inc. and TCW Funds, Inc.	N/A	N/A

Peter Davidson (1972) Vice President and Secretary	Mr. Davidson has served as Vice President and Secretary of the Funds since 2022 and 2023, respectively.	Senior Vice President, Associate General Counsel and Assistant Secretary (since 2022), the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC; Vice President and Assistant Secretary (since 2022), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Assistant General Counsel – Investment Products and Advisory Services (2020 –2022), The Northwestern Mutual Life Insurance Company; Associate General Counsel (2019 –2020), Resolute Investment Managers; Assistant	N/A	N/A

Name, Year of Birth and Position(s) with the Funds(1)	Position(s) Held with the Funds	Principal Occupation(s) During Past 5 Years(4)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
General Counsel (2003 – 2019), Invesco Ltd.

Eric Chan (1978) Assistant Treasurer	Mr. Chan has served as Assistant Treasurer of the Funds since 2010.	Managing Director of Fund Operations (since 2006), the Adviser and (since 2009), TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC; Assistant Treasurer (since 2009), TCW Funds, Inc. and TCW Strategic Income Fund, Inc. Mr. Chan is a Certified Public Accountant.	N/A	N/A

(1)	The address of each Trustee is c/o The TCW Group, Inc., 515 South Flower Street, Los Angeles, CA 90071.
(2)

On December 12, 2016, members of the Board of Trustees recognized the value of having a retirement policy and that having such a policy would be consistent with best practices in the mutual fund industry. For that reason, the Board adopted the following retirement policy (the “Policy”): A member of the Board shall be required to retire from the Board (and any committee(s) of the Board on which he or she serves) no later than the first regular quarterly meeting of the Board next held after that Board member reaches his or her 75th birthday; provided, however, that the affected Board member may continue to serve as a member of the Board (and member of committee(s) of the Board) for one or more successive one-year periods, or such shorter extension periods, as shall be approved by a unanimous secret vote of the other members of the Board then serving. Any member of the Board who has already reached his or her 75th birthday at the time of adoption of the Policy shall be automatically granted a two-year extension term, subject to any prior resignation or removal as a member of the Board before the expiration of that two-year term. Any continuation of that Board member’s service beyond that two-year extension would be subject to the vote requirement previously specified above.

(3)	Positions with the Funds may have changed over time.
(4)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

The Board of Trustees will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in a Fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of the Board of Trustees in care of the Trust at 515 South Flower Street, Los Angeles, California 90071. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee, if applicable.

Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board of Trustees performs a risk oversight function for the Funds consisting, among other things, of the following activities:

General Oversight. The Board of Trustees regularly meets with, or receives reports from, the officers of the Trust and representatives of key service providers to the Trustees, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the operational activities of the Funds and to provide direction with respect thereto.

Compliance Oversight. The Board of Trustees reviews and approves the procedures of the Trust established to ensure compliance with applicable federal securities laws. The Board of Trustees keeps informed about how the Funds’ operations conform to its compliance procedures through regular meetings with, and reports received from, the Trust’s Chief Compliance Officer and other officers.

Investment Oversight. The Board of Trustees monitors investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board of Trustees also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board of Trustees monitors the Funds’ investment practices and reviews the Funds’ investment strategies with management and receives focused presentations.

Valuation Oversight. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as the “Valuation Designee” for purposes of making fair valuation determinations with respect to the Funds’ portfolio holdings, subject to oversight by the Board. The Board of Trustees receives regular reports on the use of fair value prices and the effectiveness of the Funds’ valuation procedures.

Financial Reporting. Through its Audit Committee, the Board of Trustees meets regularly with the Trust’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Trust’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Committees

Audit Committee. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Trust with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Code of Ethics by the executive officers, directors and investment personnel of the Adviser. The Audit Committee consists of Ms. Rogers and Messrs. Haden, McMillan, Tarica, Rooney, King and Swell. Each Audit Committee member is an Independent Trustee. During the fiscal year ended March 31, 2023, the Audit Committee held two meetings.

Nominating and Governance Committee. The Nominating and Governance Committee makes recommendations to the Board of Trustees regarding nominations for membership on the Board of Trustees. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Adviser and other principal service providers of the Trust. The Nominating and Governance Committee periodically reviews trustee compensation and recommends any appropriate changes to the Board. The Nominating and Governance Committee also reviews, and may make recommendations to the Board of Trustees relating to those, issues that pertain to the effectiveness of the Board in carrying out its responsibilities of overseeing the management of the Trust and also considers general matters of Company governance and operations of the Board of Trustees. The Nominating and Governance Committee consists of Ms. Rogers and Messrs. Haden, McMillan, Tarica, Rooney, King and Swell. Each Nominating and Governance Committee member is an Independent Trustee. During the fiscal year ended March 31, 2023, the Nominating and Governance Committee held one meeting.

The Nominating and Governance Committee will consider potential trustee candidates recommended by shareholders provided that the proposed candidates satisfy the Trustee qualification requirements provided in the Trust’s Nominating and Governance Committee Charter and are not “interested persons” of the Trust within the meaning of the 1940 Act. In determining procedures for the submission of potential candidates by shareholders and any eligibility requirements for such nominees and for the shareholders submitting the nominations, the Nominating and Governance Committee has looked to recent SEC promulgations regarding Trustee nominations for guidance.

INFORMATION ABOUT EACH TRUSTEE’S QUALIFICATIONS, EXPERIENCE, ATTRIBUTES OR SKILLS

The Board took into account a variety of factors in the original selection of candidates to serve as a Trustee, including the then composition of the Board. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In addition, the Trustees also possess various other intangible qualities such as intelligence, work ethic, the ability to work together, to communicate effectively, to ask incisive questions and exercise judgment, and to oversee the business of the Trust. The Board also considered, among other factors, the particular attributes described below with respect to the various individual Trustees. The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board as a whole than otherwise would be the case.

Patrick C. Haden. Mr. Haden, the Independent Vice Chairman of the Board of Trustees, is President of Wilson Ave. Consulting. From July 2016 through June 2017, Mr. Haden served as the Senior Advisor to the President of the University of Southern California. He also currently serves on the board of directors of Auto Club, an affiliate of AAA, the TCW Funds, Inc., TCW ETF Trust and TSI. Previously, he was the Athletic Director of the University of Southern California. Mr. Haden is a Rhodes Scholar and prior to August 2010, was a member of the board of trustees of the University of Southern California.

Martin Luther King III. Mr. King is a nationally prominent community leader and organizer. He has had leadership positions with various community organizations, including serving as President and Chief Executive Officer of The King

Center (since 1998) and as Chief Executive Officer of Realizing the Dream (since January 2006). He has served on the Board of Trustees since 1997 and on the boards of TCW Funds, Inc., TSI and TCW ETF Trust since February 2024.

Megan McClellan. Ms. McClellan is Head of Corporate Strategy for TCW. In this role, she develops and implements long-term strategic plans for TCW focused on growth and innovation with President and CEO Katie Koch. Prior to joining TCW, Ms. McClellan spent more than 15 years at J.P. Morgan where she held a number of senior roles across the firm, including Global Head of Private Credit, CFO of Asset Management, and Head of U.S. Fixed Income for Wealth Management. Prior to her leadership roles, Ms. McClellan was a fixed income trader and portfolio manager. She has served on the boards of TCW Funds, Inc., TSI, and TCW ETF Trust since February 2024. Active in the community, Ms. McClellan serves as Co-Chair for the Philips Andover Academy Development Board and as a Member of the Board of the Block Island Maritime Institute. She volunteers with the SPCA of Westchester County.

Peter McMillan. Mr. McMillan is a Co-Founder of Pacific Oak Capital Advisors, an investment advisory firm and Co-Founder, Managing Partner and Chief Investment Officer of Temescal Canyon Partners, an investment advisory firm. He is a Co-Founder of KBS Capital Advisors, a manager of real estate investment trusts, and from 2005 through 2019, served as Executive Vice President. Mr. McMillan serves on the boards of various Pacific Oak real estate investment trusts, TSI, TCW Funds, Inc., TCW ETF Trust, and TCW DL VII Financing LLC. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the Executive Vice President and Chief Investment Officer of Sun America Investments, Inc. Prior to 1989, he served as Assistant Vice President for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Patrick Moore. Mr. Moore is an executive officer with the Adviser and has many years of experience with the Adviser’s portfolio management activities for its clients, including the Funds. Mr. Moore has served on the Board since 2014 and from 2010 until 2011. He has also served on the boards of TSI, TCW Funds Inc. and TCW ETF Trust since February 2024.

Victoria B. Rogers. Ms. Rogers is President and Chief Executive Officer of The Rose Hills Foundation. She also serves on the boards of The Rose Hills Foundation, Norton Simon Museum, Saint John’s Health Center Foundation, TCW Funds, Inc., TSI, TCW ETF Trust, and Causeway Capital Management Trust. Previously, Ms. Rogers served on the boards of The Chandler School, The Hotchkiss School, Polytechnic School, Stanford University, USA Water Polo, USC Rossier School of Education, and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations, and foundation management, having been previously employed by Deloitte, Security Pacific Bank and The Whittier Trust Company.

Robert G. Rooney. Mr. Rooney has many years of senior executive and board experience with various companies, including in-depth experience with financial matters. He has served as Chief Financial and Administrative Officer of REEF Technology from November 2018 to August 2020 and Senior Financial Advisor from August 2020 to March 2021. Previously, he was Chief Financial Officer of Citizens Parking Inc. from January 2018 to November 2018, Chief Financial Officer of Novitex Enterprise Solutions, Inc. from 2015 to 2017, Partner at Televerse Media from 2011 to 2015, and was Executive Vice President and interim Chief Financial Officer at Affinion from October 2005 to January 2006. Between November 2004 and October 2005, Mr. Rooney was Executive Vice President at CMG (predecessor to Affinion) and between January 2004 and October 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at CMG. From July 2001 to January 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at Trilegiant, a subsidiary of Affinion. Mr. Rooney has served on the boards of the Trust since 2009 and of the TCW Funds, Inc., TSI and TCW ETF Trust since February 2024.

Michael Swell. Mr. Swell has many years of experience as an executive in the securities industry. He served as Partner and Managing Director of Goldman Sachs Asset Management from 2007 to 2021 where he led portfolio management globally across all fixed income products. He founded and served as portfolio manager on a number of flagship fixed income funds/strategies and has successfully trained, mentored, and managed a large number of employees. Prior to joining Goldman Sachs, Mr. Swell was a senior managing director and led the fixed income team at Friedman, Billings & Ramsey. Prior to Friedman, Billings & Ramsey, Mr. Swell was vice president and head of securities sales and trading at Freddie Mac. Mr. Swell has served on the boards of the Trust, TCW Funds, Inc., TSI and TCW ETF Trust since February 2024.

Andrew Tarica. Since 2001, Mr. Tarica has been Chief Executive Officer of Meadowbrook Capital Management, a fixed-income credit asset management company that also manages a fixed income hedge fund. From 2003 through 2010, Mr. Tarica served as an employee of the broker-dealer business of Sanders Morris Harris, a Houston, Texas-based asset manager and broker-dealer, where he managed a fixed-income portfolio. Sanders Morris Harris’ broker-dealer business became Concept Capital Markets, LLC in 2010. In September 2015, Concept Capital Markets, LLC was purchased by Cowen & Co, where Mr. Tarica was employed until January 2022. From 1992 to 1999 Mr. Tarica was the global head of the high grade corporate bond department at Donaldson, Lufkin & Jenrette. From 1990 to 1992 he ran the investment grade sales and trading department at Kidder Peabody. He began his career at Drexel Burnham in 1983 in the investment grade trading area, where he eventually became the head of trading. Mr. Tarica also serves on the boards of the TCW Funds, Inc., TSI, TCW Direct Lending VII, LLC, TCW Direct Lending VIII, LLC, TCW Star Direct Lending, LLC, and TCW ETF Trust.

Equity Ownership of Trustees

The following tables set forth the equity ownership of the Trustees, as of December 31, 2023, in each Fund and in all registered investment companies overseen by the Trustees in the same family of investment companies as the Funds, which as of December 31, 2023 included the Funds, TCW Funds, Inc., TSI, and TCW ETF Trust. The codes for the dollar ranges of equity securities owned by the Trustees are: (a) $1-$10,000, (b) $10,001-$50,000, (c) $50,001-$100,000; and (d) over $100,000.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Trust(1)		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Patrick C. Haden	AlphaTrak 500 Fund	(d)	(d)
	High Yield Bond Fund	(d)
	Unconstrained Bond Fund	(d)

Martin Luther King III	Total Return Bond Fund	(a)	(a)
	AlphaTrak 500 Fund	(a)

Peter McMillan	Total Return Bond Fund	(d)	(d)

Victoria B. Rogers	None	None	(d)

Robert G. Rooney	Flexible Income Fund	(d)
	Floating Rate Income Fund	(d)
	Unconstrained Bond Fund	(d)	(d)

Michael Swell	N/A	None	None

Andrew Tarica	Floating Rate Income Fund	(d)	(d)
	High Yield Bond Fund	(d)
	Strategic Income Fund	(d)
	Total Return Bond Fund	(d)
	Unconstrained Bond Fund	(d)
	Floating Rate Income Fund	(d)

(1)

Certain figures represent and include the Trustees’ economic exposure to the Funds through the deferred compensation plan. See below under “Compensation of Independent Trustees” for additional details.

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Trust		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Megan McClellan	None	None	None

Patrick Moore	Corporate Bond Fund	(c)	(d)
	Flexible Income Fund	(d)
	Investment Grade Credit Fund	(c)
	Opportunistic High Income Credit Fund	(d)

COMPENSATION

The Trust does not pay salaries to any of its officers or fees to any of its Trustees who are affiliated with the Adviser. Effective January 1, 2022, each Independent Trustee receives an annual retainer of $150,000, with the Independent Chairman of the Board receiving an additional annual retainer of $60,000. Also effective January 1, 2022, the Chairman of the Audit Committee receives an additional annual retainer of $40,000, and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $20,000. Each Independent Trustee also receives $10,000 for attendance at each of five regularly scheduled meetings during the year and/or $2,500 for telephone attendance at a regularly scheduled or special meeting. The total compensation paid by the Trust to each Trustee for the fiscal year ended March 31, 2023 is set forth below.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustees
Patrick Moore	None	None	None	None
Megan McClellan	None	None	None	None
Laird Landmann*	None	None	None	None
Ronald J. Consiglio*	$ 200,000	None	None	$200,000
Patrick C. Haden	$200,000	None	None	$423,600
Martin Luther King III	$220,000	None	None	$220,000
Andrew Tarica(1)	$260,000	None	None	$432,000
Peter McMillan(1)	$200,000	None	None	$372,000
Victoria Rogers**	None	None	None	$189,200
Robert G. Rooney	$240,000	None	None	$240,000
Michael Swell**	None	None	None	None

(1)

Messrs. Tarica and McMillan participated in a deferred compensation plan for certain eligible Trustees of the Trust during the last fiscal year. The total value of deferred compensation as of March 31, 2023 was as follows: $2,219,141 for Mr. Tarica and $1,502,310 for Mr. McMillan. The deferred compensation plan is discussed in more detail below.

(2)	Includes TCW Funds, Inc., TSI, and TCW ETF Trust, each a registered investment company advised by TCW Investment Management Company LLC, an affiliate of the Adviser.

*Retired as a trustee on December 31, 2023.

**Elected in February 2024 and, therefore, did not receive compensation from the Trust for the period stated,

Please retain this Supplement for future reference.